Exhibit 10.1

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***].

FEASIBILITY AGREEMENT

[***] and its affiliates (“[***]”) desire to retain BullFrog AI Holdings, Inc. (“Company”), with an address of 325 Ellington Blvd. #317 Gaithersburg, Md 20878, for performance of Feasibility Services (as defined below) pursuant to the terms and conditions of this Feasibility Agreement (“Agreement”).

1.	Feasibility Services. Company shall perform the activities detailed in the description of services attached hereto as Exhibit A (Description of Feasibility Services), which may be amended in writing by the parties at any time (the “Feasibility Services”).

2.	Company Obligations; Contacts.

(a)	Company represents and warrants that each individual performing Feasibility Services hereunder is an employee, consultant, or approved subcontractor of Company. Company (i) shall cause each such employee, consultant or approved subcontractor performing under this Agreement to abide by the applicable terms and conditions hereunder, and (ii) will be liable for the acts and omissions of such employees, consultants, or approved subcontractor.

(b)	Company shall perform the Feasibility Services consistent with the state of current data quality and integrity research principles, AI/ML best practices, and shall observe safe and diligent handling procedures of Deliverables.

(c)	Company’s contact(s) with [***] is [***], email [***].com, or whomever [***] may designate in writing. [***]’s contact(s) with Company is Vin Singh[***] or whomever Company may designate in writing.

3.	Reports, Deliverables.

(a)	As [***] may request, and as may be set forth in Exhibit A (Description of Feasibility Services), Company shall keep [***] regularly advised on the progress of the Feasibility Services in a format that is mutually agreed upon between the parties (collectively “Progress Reports”).

(b)	Company shall deliver to [***] (i) Feasibility assessment of Dentate Gyrus for MDD samples as defined in the Exhibit A; (ii) list of targets prioritized by Company (“Target List”), (iii) unblinded networks with tractability assessments for [***] Preselected Targets (“Target Network”), and Final Target with associated Target Network (collectively “Deliverables” described in detail in Exhibit A) according to the process and details set forth in Section 10(c).

4.	Compensation.

(a)	In consideration for Company’s performance of the Feasibility Services described in this Agreement, [***] shall pay Company an amount not to exceed the amount set forth in Exhibit A (Description of Feasibility Services). [***] shall pay Company within ninety (90) days of [***]’s receipt and approval of an invoice. Unless otherwise set forth in Exhibit A, all invoices must be submitted by Company within forty-five (45) days of performance of the related Feasibility Services hereunder. In the event of termination of this Agreement by [***] without cause, [***] shall pay Company for Feasibility Services performed and, as applicable, expenses incurred through the date of termination in accordance with the budgeted amounts set forth in Exhibit A and invoice approval terms of this Section 4.

(b)	Company understands that the terms and conditions of this Agreement, including, but not limited to, the name or other information of Company and Company’s employees performing the Feasibility Services, and the amount of any payment made hereunder, may be disclosed and made public by [***] as required by law or regulation, industry code, or as agreed by the parties, including those disclosures of transfers of value as between [***] and Company required for the purposes of relevant transparency rules. Company hereby consents to the collection, processing, and disclosure of Company’s employees’ personally identifiable information to the extent required under any such law, regulation, or code. For the purposes of collection, processing and disclosure, [***] may transfer such information outside the United States and European Union. As reasonably requested by [***], Company agrees to cooperate in good faith with [***] to promptly provide accurate and complete information in connection with payments made to or by the Company in relation to this Agreement.

(c)	The final payment to be made under this Agreement may be accompanied by a financial reconciliation, taking into account the payment to be made in accordance with this Section 4 and, only after the performance of all Feasibility Services contemplated hereunder, the delivery to [***] of all Reports described in Section 3 (Reports, Deliverables) of this Agreement and the return of all items described in Section 8 (Confidential Information) of this Agreement. If, at the time of such financial reconciliation, the total amount [***] has paid is less than the amount to which Company is entitled hereunder, [***] shall pay the amount due Company at such time. Any overpayment due [***] pursuant to this Agreement, as determined at the time of final reconciliation, will be made payable to [***], within forty-five (45) days of [***]’s notice to Company of such overpayment and sent to: [***], along with an explanation for such payment and accompanying support documentation for the remittance with a copy to the [***] contact set forth in Section 2 (Company Obligations; Contacts) of this Agreement.

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(d)	Company shall maintain, at no additional charge to [***], in accordance with generally accepted accounting principles, complete and accurate records related to: (i) amounts billed to and payments made by [***] hereunder and (ii) expenses incurred on behalf of and reimbursed by [***] hereunder. Company shall provide [***] supporting documentation concerning any disputed invoice or payment within thirty (30) days after [***] advises Company of a dispute. Payments made hereunder will be subject to final adjustment as determined by such review. Company shall retain such records for a period of three (3) years from the termination or expiration of this Agreement or the length of time as may be required by any federal, state or local law, ordinance or regulation, whichever period is longer.

(e)	Company acknowledges and agrees that [***] is providing compensation under this Agreement based on Company’s particular skills and experience and is not offering Company this fee on the grounds of any official or governmental position Company may hold.

(f)	When required by any applicable law or regulation, [***] will deduct withholding tax from any amounts otherwise due Company under this Agreement and remit such amounts to any relevant tax authority. Any such amounts deducted by [***] shall be treated as having been paid by [***] to Company for purposes of this Agreement. Company and [***] shall cooperate in good faith to qualify any amounts due Company under this Agreement for any applicable reductions of, or exemptions from, withholding tax under any applicable law or regulation.

5.	Electronic Data. If performance of the Feasibility Services under this Agreement involves the recording or transmittal to [***] of electronic data, Company shall comply with the electronic data obligations set forth in Exhibit B attached hereto, as applicable, as well as any restrictions or obligations arising under applicable data protection laws. Company shall maintain reasonable administrative, technical, and physical safeguards and other security measures commensurate, as applicable, with the types of confidential information being processed, created, stored, transmitted, or archived by Company for or on behalf of [***].

6.	Term and Termination.

(a)	This Agreement will be effective upon full execution by the parties (“Effective Date”) and will be effective for a period of one (1) year thereafter (“Term”).

(b)	[***] may terminate this Agreement without cause upon thirty (30) days’ notice to Company. If [***] is paying compensation to Company in relation to the Feasibility Services, in the event of [***]’s termination of this Agreement without cause, [***] will compensate Company for (i) all Feasibility Services actually performed in accordance with the terms of this Agreement, and (ii) all reasonable non-cancellable expenses actually incurred by Company in relation to the Feasibility Services. Notwithstanding the above, for no reason will [***] be obligated to pay Company an amount in excess of the “Total Compensation (not to exceed)” amount set forth in Exhibit A.

(c)	Either party may terminate this Agreement immediately upon written notice to the other party in the event of a material breach by the other party of any provision of this Agreement that remains uncured thirty (30) days following receipt of notice of such breach from the non-breaching party. Termination or expiration of this Agreement will not affect any rights or obligations which have accrued prior to termination thereof, or any other rights or remedies provided at law or equity which either party may otherwise have.

7.	Acceptance Procedures; Failure to Perform. [***] acknowledges and agrees that, in the performance of the Feasibility Services, Company shall be required to perform the Feasibility Services in accordance with this Agreement and applicable professional and scientific standards, but that Company cannot guarantee a particular outcome. Company is responsible for the quality, technical accuracy and completeness of Feasibility Services and Deliverables furnished to [***].

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8.	Confidential Information.

(a)	At all times during the Term and for a period of ten (10) years following termination or expiration of this Agreement in its entirety, Company shall, and shall cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a third party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by [***], except to the extent such disclosure or use is expressly permitted by the terms of this Agreement. “Confidential Information” means all information or data provided orally, visually, in writing or other form by or on behalf [***] (or an Affiliate or representative of [***]) to Company (or to an Affiliate or representative of Company) in connection with this Agreement, including the list of Preselected Targets, the identity of [***]’s choice of the Final Target, and, the scientific, regulatory or business affairs or other activities of [***], or except any portion thereof which:

(i)	has been published by a third party or otherwise is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault, or negligence on the part of Company;

(ii)	has been in Company’s prior to disclosure by [***] without any obligation of confidentiality with respect to such information; or

(iii)	is subsequently received by Company from a third party without restriction and without breach of any agreement between such third party and [***];

(iv)	in each of (i), (ii) and (iii), as shown by Company’s written records.

(b)	Upon the earlier of completion of the Feasibility Services or termination, Company shall return to [***] or destroy all Confidential Information as directed by [***]. Notwithstanding anything contained in Section 19 (Dispute Resolution) of this Agreement, the parties hereto agree that in the event of Company’s breach of this Section 11, [***] will be entitled to seek injunctive relief from any court of competent jurisdiction, without proof of damages, in addition to any other remedies that may be available at law or equity to [***].

(c)	If, in the reasonable opinion of Company’s counsel, any Confidential Information is required to be disclosed pursuant to law, regulation or court order, Company shall give [***] prompt, written notice (and in any case at least five (5) days’ notice) in order to allow [***] to take whatever action it deems necessary to protect its Confidential Information. In the event that no protective order or other remedy is obtained, or [***] waives compliance with the terms of this Section 8, Company shall furnish only that portion of the Confidential Information which Company is advised by counsel as being legally required and shall notify [***] in writing of the Confidential Information disclosed.

(d)	Company shall not disclose to [***] any information which is confidential or proprietary to a third party without first obtaining the written consent of both such third party and [***].

(e)	Company Confidential Information: Information disclosed or generated by Company under this Agreement will be subject to the Bilateral Confidential Disclosure Agreement entered into by the partes and dated on or about October 21, 2025 (the “NDA”), in addition to the supplemental confidentiality provisions of this Agreement. Company Pre-existing Intellectual Property is Confidential Information of Company under the NDA. Subject to the provisions of Sections 10(c) and 10(d), the Target Network, the Preselected Targets, the Final Target and the Target Networks are Confidential Information of Company.

9.	Data Privacy and Protection. Company shall comply with the provisions set forth in Exhibit D (Data Privacy and Protection). Company’s obligations under Exhibit D (Data Privacy and Protection) shall survive termination or expiration of this Agreement.

10.	Ownership; Intellectual Property; Inventions; Review Period and Targets.

(a)	Pre-Existing Intellectual Property. It is recognized and understood that certain pre-existing inventions and technologies owned prior to execution of this Agreement or developed independently of the Feasibility Services are the separate property of [***] or Company and are not affected by this Agreement. Neither party shall have any claims to or rights in such separate inventions and technologies of the other party. Such pre-existing inventions and technologies owned or independently developed by Company shall be “Company Pre-existing Intellectual Property.”.

(b)	Inventions. “Inventions” shall mean any information, inventions, innovations, ideas, discoveries or products (whether or not copyrightable or patentable), suggestions, communications, correspondence, notes, Reports, all data, records, evaluations, or work products which are conceived, derived, reduced to practice, made or developed by a party as a result of conducting the Feasibility Services. Inventorship of Inventions shall be determined according to U.S. patent laws. During the performance of Feasibility Services, Company will develop Target List and Target Network, which will collectively remain Company Inventions.

(c)	Review Period. Company will share the Target List with [***]. [***] shall have ninety (90) days after disclosure of the Target List (“Review Period”) to review the available information and nominate 10 targets (“Preselected Targets”) for access to the Target Network associated with those targets. Company agrees not to share or disclose Preselected Targets with any third party until expiration of the Review Period (subject to Section 10.(d) below). Upon conclusion of the Review Period, [***] may nominate the target for further development (“Final Target”). The selection and names of Preselected Targets will be [***] Confidential Information.

(d)	Target Exclusivity Term . In the event [***] choses one (1) Final Target and pay Company a one-time “Target Exclusivity Fee”, Company hereby agrees not to disclose the Final Target and its Target Network to any third party for the duration of three (3) years (“Target Exclusivity Term”). During Target Exclusivity Term, [***] shall have the right to use Final Target for any business purposes, except [***] will not sell the Final Target and Associate Network to any third party during that time.

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11.	Presentations and Publications. Company shall not present or publish, or submit for publication, any work resulting from the Feasibility Services that references or relates to [***]’s Confidential Information.

12.	Publicity. Company shall not disclose the existence or terms of this Agreement or use [***]’s name, trademarks, trade names, servicemarks or logos in any publicity, advertising, or announcement, without [***]’s prior written consent, except, subject to section 8.(c), as required by law including U.S. securities laws.

13.	Representations, Warranties and Covenants.

(a)	Each party represents and warrants that: neither this Agreement nor any payment hereunder is in exchange for any explicit or implicit agreement or understanding that Company purchase, lease, order, prescribe, recommend or otherwise arrange for, or provide formulary or other preferential or qualifying status for the use of [***] products; and the total payment for the Feasibility Services under this Agreement represents the fair market value for the Feasibility Services and has not been determined in any manner that takes into account the volume or value of any referrals or business between Company and [***].

(b)	Company represents, warrants, and covenants that:

(i) in performance of Company’s obligations under this Agreement, Company does and will comply with all applicable existing and future federal, state and local laws, regulations, ordinances and guidance documents, including, but not limited to laws, regulations and guidelines and other rules related to anti-bribery and anti-corruption, privacy and data protection, tax, immigration and healthcare programs;

(ii) Company has or shall obtain, and shall keep effective any licenses, certifications, permits or registrations necessary for Company to provide the Feasibility Services and Deliverables.

(iii) Company does and will comply with all requirements regarding reporting and management of conflicts of interest and performance of Feasibility Services does not represent a conflict of interest;

(iv) Company is not and will not become a party to any contract with any third party which prohibits Company from performing its obligations under this Agreement or limits Company’s ability to fulfill the terms of this Agreement;

(viii) the Feasibility Services and any Deliverables provided under this Agreement will be conducted and produced in accordance with relevant scientific and professional standards and will be free from any security interest or other lien or similar encumbrance;

(c)	Except as expressly set forth in this Agreement, the Feasibility Services and the Deliverables are provided “as is” and Company disclaims all other warranties, express or implied.

14.	Debarment and Exclusion. Company represents, warrants and covenants that it is not, and will not engage, directly or indirectly, any person to perform Feasibility Services under this Agreement if that person has ever been, is currently, or, to the best of Company’s knowledge, is the subject of a proceeding that could lead to that person becoming, as applicable, (a) debarred by the FDA under 21 U.S.C. § 335a; (b) excluded, debarred, suspended, or otherwise ineligible to participate in the Federal health care programs or in Federal procurement or non-procurement programs; (c) listed on the FDA’s Disqualified and Restricted Lists for clinical investigators; or (d) convicted of a criminal offense that falls within the scope of 42 U.S.C. § 1320a-7(a), but has not yet been excluded, debarred, suspended, or otherwise declared ineligible. In the event that Company receives notice of, or otherwise becomes aware of, the debarment, proposed debarment or such other exclusion, suspension, restriction or sanction of itself or any person providing Feasibility Services in connection with the performance of this Agreement, Company shall notify [***] immediately and [***] shall have the right to immediately terminate this Agreement.

15.	Independent Contractor. The relationship of the parties under this Agreement is that of independent contractors. Nothing contained in this Agreement is intended or is to be construed so as to constitute the parties as partners, joint venturers, or one party as an agent or employee of the other party. Neither party has any express or implied right under this Agreement to assume or create any obligation on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party, and no conduct of a party will be deemed to imply such right. To the extent Company engages the services of any individual to support the Feasibility Services under this Agreement, Company is responsible for compliance with any applicable employment or tax laws.

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16.	Assignment. Neither party shall assign this Agreement nor any part thereof, without the prior written consent of the other party; provided, however, [***] may assign this Agreement to one of its subsidiaries or parent entities without such consent; and additionally, [***] may assign this Agreement to one of its affiliate entities or to a successor in interest to all or substantially all of its assets to which this Agreement relates, without such consent. Any attempted assignment in breach of this section will be null and void. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of any accrued obligation, which such party then has hereunder.

17.	Notices. Any notices required or permitted under this Agreement must be in writing and refer specifically to this Agreement, and must be sent by recognized national or international overnight courier, confirmed facsimile transmission (provided that duplicative copy is provided via confirmed electronic mail, registered mail or certified mail), confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, or delivered by hand to the address as set forth herein. Notices under this Agreement will be deemed to be duly given: (a) when delivered by hand; (b) upon confirmed electronic mail transmission; (c) two days after deposit with a recognized national or international courier; or (d) on the delivery date indicated in the return receipt for registered or certified mail. A party may change its contact information immediately upon written notice to the other party in the manner provided in this Section 17.

If to Company: Phone: [***] Fax: [***] Email: [***]

If to [***]:	with a copy to:
[***]	[***]

18.	Indemnification. Company agrees to indemnify, and hold [***] and its affiliates, employees, directors, officers and agents harmless against any liability, judgment, demand, action, suit, loss, damage, cost and other expense (including, but not limited to, reasonable attorneys’ fees to consider, advise and defend, and court costs) arising from and against any third party suit or claim made or proceedings brought against [***] arising directly or indirectly out of (a) Company’s or its employees’ or agents’ gross negligence, recklessness or willful misconduct, (b) breach by Company of any term of this Agreement including but not limited to, the representations and warranties set forth in this Agreement; (c) an assertion or allegation that the Deliverables constitute an infringement of any patent, copyright, trademark, trade dress, or any other intellectual property right; or (d) injury to a person (including death) or damage to property caused by Company, its employees or agents.

19.	Dispute Resolution. If a dispute arises between the parties, the parties shall follow the provisions provided for in the Alternative Dispute Resolution attached hereto as Exhibit C.

20.	Survival. Termination or expiration of this Agreement for any reason will not affect any rights or obligations which have accrued prior thereto, nor any such rights or obligations which are meant to survive termination of the Agreement.

21.	Severability. If any provision, right or remedy provided for herein is held to be unenforceable or inoperative by a court of competent jurisdiction, the validity and enforceability of the remaining provisions will not be affected thereby.

22.	Waiver. No waiver may be implied from conduct or failure to enforce rights. No provisions of this Agreement will be deemed waived by [***] unless such waiver is in writing and signed by the authorized representative of [***]. Waiver by [***] of any default by Company of any provision of this Agreement will not be deemed a waiver of any subsequent or other default.

23.	Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one and the same agreement. Each party acknowledges that an original signature or a copy thereof transmitted by facsimile or by PDF will constitute an original signature for purposes of this Agreement.

24.	Miscellaneous. This Agreement includes all attached exhibits, all of which are herein incorporated by reference. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous agreements and undertakings with respect thereto. This Agreement may be modified only by written agreement signed by the parties. Unless otherwise specifically set forth herein, no term hereunder serves to limit a party’s rights to seek any applicable remedies available to it under law or equity. This Agreement will be construed, governed, and interpreted in accordance with the laws of the state of Illinois, excluding its conflicts of law provisions.

Signature page follows

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its authorized representative in its name and on its behalf.

[***]	BullFrog AI Holdings, Inc.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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